UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
May 19, 2010

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 (Commission File Number)	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Frozen Food Express Industries, Inc. (the “Company”) announced that effective May 19, 2009, the Company has elected John R. McManama, age 57, as the Company’s Senior Vice President and Chief Financial Officer, effective immediately.  Mr. McManama was also appointed the Company’s Principal Financial and Accounting Officer.

Mr. McManama is a Certified Public Accountant, licensed in Texas, and previously served as Vice President and Interim Chief Financial Officer since November 2009.  Prior to that, he held various roles within the Company as Vice President of Finance since April 2009 and Vice President of Strategic Planning since April 2008 of FFE Transportation Services Inc., and Director of Operations of FFE Logistics Inc. since November 2007.  Mr. McManama has over 20 years of senior level financial experience in the transportation industry.  Mr. McManama is a graduate of the University of Alabama, Birmingham and has an MBA from the University of Houston.

Mr. McManama’s compensation package remains unchanged from his initial appointment as Vice President and Interim Chief Financial Officer. The Company agreed to pay Mr. McManama an annual base salary of $190,000 and he is subject to annual increases as set from time to time by the Compensation Committee of the Company’s Board of Directors. Mr. McManama will participate in the FFE Transportation Services, Inc. 2005 Executive Incentive Bonus and Restricted Stock Plan (“Executive Plan”).  Under the Executive Plan, Mr. McManama will be eligible for an annual cash bonus up to 100% of his base salary and shares of restricted stock of the Company up to 50% of the value of the cash bonus which vest in equal amounts over a period of three years.  Mr. McManama is also eligible to participate in the FFE Transportation Services, Inc. Incentive Bonus Plan with a maximum payout of 3 weeks of his base salary.

Mr. McManama receives a car allowance of $6,000 per year and is eligible for a holiday bonus equivalent to one week of his base salary.  Mr. McManama may participate in the Company’s broad-based programs including health, disability and life insurance programs, the Frozen Food Express Industries, Inc. 401(k) Savings Plan, the Frozen Food Express Industries, Inc. 2005 Stock Incentive Plan and the FFE Transportation Services, Inc. 401(k) Wrap Plan.  He will also participate in the Key Employee Supplemental Medical Plan.

ITEM 9.01.	Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro-forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits 99.1 Press Release entitled “Frozen Food Express Industries, Inc. Announces Appointment of CFO” issued by Frozen Food Express Industries, Inc. on May 20, 2010.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: May 21, 2010	By:	/s/ Stoney M. Stubbs
Stoney M. Stubbs Chairman and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Frozen Food Express Industries, Inc. Announces Appointment of CFO